Supplement dated August 22, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund	1/1/2016
The Board of Trustees of the Fund has approved a change to the Fund's name, which will become effective on or about October 12, 2016 (the "Effective Date"). Accordingly, on the Effective Date, all references to Active Portfolios® Multi-Manager Alternative Strategies Fund will change to Active Portfolios® Multi-Manager Alternatives Fund.
Additionally, on or about October 20, 2016, Wasatch Advisors, Inc. will no longer serve as a subadviser of the Fund. Therefore, on that date, all references to Wasatch Advisors, Inc. are removed from the prospectus.
Shareholders should retain this Supplement for future reference.
SUP100_08_006_(08/16)